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                        SUPPLEMENT DATED OCTOBER 10, 2003

                                       TO

                       PROSPECTUSES DATED AUGUST 15, 2003

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  This Supplement is intended to be distributed with certain prospectuses dated
August 15, 2003 for flexible premium variable universal life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the Commonwealth of Massachusetts. The applicable prospectuses are entitled "Medallion Variable Universal Life Edge II". This Supplement is mandated by the Commonwealth of Massachusetts.

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In purchasing a Medallion Variable Universal Life Edge II policy, you should be aware of the following:


   . By paying only the Guaranteed Death Benefit Premium, you may be foregoing the advantage of building up significant Account Value.

   . The Loan Value available under the policy will never be less than 75% of the Surrender Value.

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